UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 15, 2004


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-11181                  94-2579751
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 7.01 - REGULATION FD DISCLOSURE

         On September 15, 2004, IRIS International, Inc. issued a press release regarding a presentation by management at the Roth Capital Partners Institutional Investor Conference. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

         The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 - FINANCIAL  STATEMENTS  AND EXHIBITS  (Information  furnished in this
Item 9.01 is furnished pursuant to Item 7.01)

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release dated September 15, 2004, published by IRIS International, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IRIS INTERNATIONAL, INC.



Date:    September 15, 2004        By:      /s/ Martin G. Paravato
                                            -----------------------------------
                                            Martin G. Paravato
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press  Release  dated  September  15,  2004,  published  by  IRIS
               International, Inc.


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